Exhibit 10.1



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                            DEPOSIT TRUST AGREEMENT


                                     among


                       FINANCIAL ASSET SECURITIES CORP.,
                                 as Depositor,


                           WILMINGTON TRUST COMPANY,
                               as Owner Trustee



                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                            as Trust Paying Agent,


                                      and


                     CITY NATIONAL BANK OF WEST VIRGINIA,
                                  as Servicer



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                      City Capital Home Loan Trust 1999-1
                              Asset-Backed Notes
                                 Series 1999-1

                          Dated as of April 30, 1999

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
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                               TABLE OF CONTENTS



ARTICLE I DEFINITIONS.............................................................................................1
         Section 1.1. Capitalized Terms...........................................................................1
         Section 1.2. Other Definitional Provisions...............................................................5

ARTICLE II ORGANIZATION...........................................................................................6
         Section 2.1. Name........................................................................................6
         Section 2.2. Office......................................................................................6
         Section 2.3. Purposes and Powers.........................................................................6
         Section 2.4. Appointment of Owner Trustee................................................................7
         Section 2.5. Initial Capital Contribution of Owner Trust Estate..........................................7
         Section 2.6. Declaration of Trust........................................................................7
         Section 2.7. Liability of the Holders....................................................................7
         Section 2.8. Title to Trust Property.....................................................................8
         Section 2.9. Situs of Trust..............................................................................8
         Section 2.10. Representations and Warranties of the Depositor; Covenant of the Depositor.................8
         Section 2.11. Federal Income Tax Provisions.............................................................10

ARTICLE III CERTIFICATES AND TRANSFER OF INTERESTS...............................................................13
         Section 3.1. Initial Ownership..........................................................................13
         Section 3.2. The Certificates...........................................................................13
         Section 3.3. Execution, Authentication and Delivery of Trust Certificates...............................13
         Section 3.4. Registration of Transfer and Exchange of Trust Certificates................................14
         Section 3.5. Mutilated, Destroyed, Lost or Stolen Certificates..........................................14
         Section 3.6. Persons Deemed Owners......................................................................15
         Section 3.7. Access to List of Holders'Names and Addresses..............................................15
         Section 3.8. Maintenance of Office or Agency............................................................15
         Section 3.9. Appointment of Trust Paying Agent..........................................................16
         Section 3.10. Restrictions on Transfer of Certificates..................................................16

ARTICLE IV ACTIONS BY OWNER TRUSTEE..............................................................................18
         Section 4.1. Prior Notice to Holders with Respect to Certain Matters....................................18
         Section 4.2. Action by Holders with Respect to Bankruptcy...............................................20
         Section 4.3. Restrictions on Holders'Power..............................................................20
         Section 4.4. Majority Control...........................................................................20

ARTICLE V APPLICATION OF TRUST FUNDS; CERTAIN DUTIES.............................................................21
         Section 5.1. Establishment of Certificate Distribution Account..........................................21
         Section 5.2. Application of Trust Funds.................................................................21
         Section 5.3. Method of Payment..........................................................................22
         Section 5.4. Segregation of Moneys; No Interest.........................................................22

ARTICLE VI AUTHORITY AND DUTIES OF OWNER TRUSTEE.................................................................22
         Section 6.1. General Authority..........................................................................22
         Section 6.2. General Duties.............................................................................23
         Section 6.3. Action upon Instruction....................................................................23
         Section 6.4. No Duties Except as Specified in this Agreement, the Basic Documents or Any Instructions...24
         Section 6.5. No Action Except Under Specified Documents or Instructions.................................25
         Section 6.6. Restrictions...............................................................................25

ARTICLE VII CONCERNING THE OWNER TRUSTEE.........................................................................25
         Section 7.1. Acceptance of Trusts and Duties............................................................25
         Section 7.2. Furnishing of Documents....................................................................26
         Section 7.3. Representations and Warranties.............................................................26
         Section 7.4. Reliance; Advice of Counsel................................................................27
         Section 7.5. Not Acting in Individual Capacity..........................................................28
         Section 7.6. Owner Trustee Not Liable for Certificates or Home Loans....................................28
         Section 7.7. Owner Trustee May Own Certificates and Notes...............................................28
         Section 7.8. Licenses...................................................................................29

ARTICLE VIII COMPENSATION OF OWNER TRUSTEE.......................................................................29
         Section 8.1. Owner Trustee's Fees and Expenses..........................................................29
         Section 8.2. Indemnification............................................................................29
         Section 8.3. Payments to the Owner Trustee..............................................................30

ARTICLE IX TERMINATION OF TRUST AGREEMENT........................................................................30
         Section 9.1. Termination of Trust Agreement.............................................................30

ARTICLE X SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES.................................................31
         Section 10.1. Eligibility Requirements for Owner Trustee................................................31
         Section 10.2. Resignation or Removal of Owner Trustee...................................................31
         Section 10.3. Successor Owner Trustee...................................................................32
         Section 10.4. Merger or Consolidation of Owner Trustee..................................................33
         Section 10.5. Appointment of Co-Trustee or Separate Trustee.............................................33

ARTICLE XI CONTRIBUTION OF HOME LOANS............................................................................35
         Section 11.1. Agreement to Contribute and Convey........................................................35
         Section 11.2. Conveyance of Home Loans..................................................................35
         Section 11.3. Assignment of Related Rights and Remedies.................................................36
         Section 11.4. Closing...................................................................................37
         Section 11.5. Servicing.................................................................................37
         Section 11.6. Grant of a Security Interest..............................................................37

ARTICLE XII MISCELLANEOUS........................................................................................38
         Section 12.1. Supplements and Amendments................................................................38
         Section 12.2. No Legal Title to Owner Trust Estate in Holders...........................................39
         Section 12.3. Limitations on Rights of Others...........................................................40
         Section 12.4. Notices...................................................................................40
         Section 12.5. Severability..............................................................................41
         Section 12.6. Separate Counterparts.....................................................................41
         Section 12.7. Successors and Assigns....................................................................41
         Section 12.8. No Petition...............................................................................41
         Section 12.9. No Recourse...............................................................................41
         Section 12.10. Headings.................................................................................41
         Section 12.11. GOVERNING LAW............................................................................42
         Section 12.12. Grant of Certificateholder Rights to Note Insurer........................................42
         Section 12.13. Third Party Beneficiary..................................................................42
         Section 12.14. Suspension and Termination of Note Insurer's Rights......................................43


         Exhibit A     Form of Certificate
         Exhibit B     Form of Certificate of Trust
         Exhibit C     Form of Transferee Certificate
         Exhibit D     Fees and Expenses of the Owner Trustee
         Exhibit E     Home Loan Schedule
         Exhibit F     Form of Cross-Receipt

                            DEPOSIT TRUST AGREEMENT

     This DEPOSIT TRUST AGREEMENT, dated as of April 30, 1999, among FINANCIAL ASSET SECURITIES CORP., a Delaware corporation, as Depositor (the "Depositor"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Trust Paying Agent (in such capacity, the "Trust Paying Agent"), and CITY NATIONAL BANK OF WEST VIRGINIA, as Servicer (the "Servicer"), is entered into for the limited purposes set forth herein.

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1. Capitalized Terms.

     For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Accounts" shall mean, collectively, the Collection Account and the Note Account.

     "Agreement" shall mean this Deposit Trust Agreement, as may be amended and supplemented from time to time.

     "Annual Tax Reports" shall have the meaning assigned thereto in Section 2.11(k).

     "Basic Documents" shall mean this Agreement, the Servicing Agreement, the Home Loan Sale Agreement, the Insurance Agreement, the Custodial Agreement, and the Indenture.

     "Business Day" shall mean any day other than (i) a Saturday or Sunday or
(ii) a day that is either a legal holiday or a day on which banking institutions in the State of New York, the State of West Virginia, the State of Delaware, the State of Maryland, the State of Minnesota, or the state in which the Trust Paying Agent's office from which payments will be made to Certificateholders are authorized or obligated by law, regulation or executive order to be closed.

     "Business Trust Statute" shall mean Chapter 38 of Title 12 of I the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

     "Capital Account" shall have the meaning assigned thereto in Section
2.11(a).

     "Certificate" shall mean a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form attached hereto as Exhibit A.

     "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.1.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

     "Certificateholder" or "Holder" shall mean a Person in whose name a Certificate is registered.

     "Closing Date" shall mean May 19, 1999.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and, where appropriate in context, Treasury Regulations promulgated thereunder.

     "Collection Account" shall have the meaning assigned thereto in the Servicing Agreement.

     "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Certificateholder and the Depositor).

     "Custodial Agreement" shall mean the Custodial Agreement, dated as of April 30, 1999, between the Indenture Trustee and the Custodian.

     "Custodian" shall mean Norwest Bank Minnesota, National Association.

     "Depositor" shall mean Financial Asset Securities Corp., a Delaware corporation.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Expenses" shall have the meaning assigned to such term in Section 8.2.

     "Holder Nonrecourse Debt Minimum Gain" shall have the meaning set forth for "partner nonrecourse debt minimum gain" in Treasury Regulations Section 1.704-2(i)(2). A Holder's share of Holder Nonrecourse Debt Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(i)(5).

     "Home Loan Sale Agreement" shall mean that certain Home Loan Sale Agreement, dated as of April 30, 1999, among City National Bank of West Virginia, as Seller, City Capital Markets Corporation, as Transferor, and the Depositor.

     "Indenture" shall mean the Indenture, dated as of April 30, 1999, by and among the Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, Note Administrator and Custodian.

     "Indenture Trustee" means Norwest Bank Minnesota, National Association, as Indenture Trustee under the Indenture.

     "Insurance Agreement" means the Insurance Agreement, dated as of April 30, 1999, among MBIA Insurance Corporation, as Insurer, the Issuer, City National Bank of West Virginia, as Seller and Servicer, City Capital Markets Corporation, as Transferor, the Depositor, Greenwich Capital Financial Products, Inc., and Norwest Bank Minnesota, National Association, as Master Servicer and Indenture Trustee.

     "Insurance Policy" shall mean the financial guaranty insurance policy issued by the Note Insurer for the benefit of the holders of the Notes.

     "Issuer" shall mean City Capital Home Loan Trust 1999-1, the Delaware business trust created pursuant to this Agreement.

     "Non-U.S. Person" shall mean an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) a court in the United States is able to exercise primary supervision over the administration of the trust and (ii) one or more United States persons have the authority to control all substantial decisions of the trust.

     "Note Account" shall have the meaning assigned thereto in the Indenture.

     "Note Insurer" shall mean MBIA Insurance Corporation, a New York stock insurance company.

     "Note Insurer Default" shall have the meaning assigned to such term in the Indenture.

     "Notes" shall mean the Issuer's Asset-Backed Notes, Series 1999-1.

     "Owner Trust Estate" shall mean the contribution of $1 referred to in
Section 2.5 hereof plus any additional contributions made pursuant to Article
XI.

     "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

     "Payment Date" shall mean the twenty-fifth day of each month or, if such twenty-fifth day is not a Business Day, the next succeeding Business Day, commencing June 25, 1999.

     "Percentage Interest" shall mean with respect to any Certificate the percentage portion of all of the Trust Interest evidenced thereby as stated on the face of such Certificate.

     "Permitted Investments" shall have the meaning assigned to such term in the Indenture.

     "Prospective Holder" shall have the meaning set forth in Section 3.10(a).

     "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Servicer, the Note Insurer, the Owner Trustee, and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current "implied" rating of the Notes that it maintains without taking into account the Note Insurance.

     "Record Date" shall mean as to each Payment Date the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

     "Servicing Agreement" shall mean the Servicing Agreement dated as of April 30, 1999, among the Trust, as Issuer, City National Bank of West Virginia, as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee and Master Servicer.

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Taxable Year" shall have the meaning assigned thereto in Section
2.11(j).

     "Tax Matters Partner" shall have the meaning assigned thereto in Section 2.11(l).

     "Transferor" shall mean City Capital Markets Corporation, a Delaware corporation.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean the trust established by this Agreement.

     "Trust Interest" shall mean the right to receive, on each Payment Date, distributions of the amounts, if any, released to the Issuer pursuant to
Section 8.02(d) of the Indenture or pursuant to Section 2.05 of the Servicing Agreement.

     "Trust Minimum Gain" shall have the meaning set forth for "partnership minimum gain" in Treasury Regulations 1.704-2(b)(2) and 1.704-2(d). In accordance with Treasury Regulations Section 1.704-2(d), the amount of Trust Minimum Gain is determined by first computing, for each nonrecourse liability of the Trust, any gain the Trust would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Holder's share of Trust Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(g)(1).

     "Trust Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9 and authorized by the Owner Trustee to make payments to and distributions from the Certificate Distribution Account.

     Section 1.2. Other Definitional Provisions.

     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Servicing Agreement or, if not defined therein, in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument, or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument, or statute as from time to time amended, modified, or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                            ARTICLE II
                           ORGANIZATION

     Section 2.1.  Name.

     The Trust created hereby shall be known as "City Capital Home Loan Trust 1999-1," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.2. Office.

     The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Note Insurer and the Depositor.

     Section 2.3. Purposes and Powers.

     The purpose of the Trust is to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture and to sell such Notes;

          (ii) with the proceeds of the sale of the Notes, to pay the organizational, start-up, and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to Article XI;

          (iii) to assign, grant, transfer, pledge, mortgage, and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage, and distribute to the Holders any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

          (iv) to enter into and perform its obligations under the Basic Documents to which it is or is to be a party;

          (v) to engage in those activities, including entering into agreements, that are necessary, suitable, or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

          (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions and payments to the Holders and the Noteholders; and

          (vii) to issue the Certificates pursuant to this Agreement.

The Trust is hereby authorized by the initial Certificateholders to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     Section 2.4.  Appointment of Owner Trustee.

     The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers, and duties set forth herein.

     Section 2.5. Initial Capital Contribution of Owner Trust Estate.

     The Depositor hereby sells, assigns, transfers, conveys, and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Certificateholders shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     Section 2.6. Declaration of Trust.

     The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Holders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, after issuance of the Certificates, the Trust shall be treated as a partnership, with the assets of the partnership being the Home Loans and other assets held by the Trust, the partners of the partnership being the holders of the Certificates and the Notes being non-recourse debt of the partnership (or, if there is only one Certificateholder, that the Trust shall be disregarded as an entity separate from such Holder, with the assets held by the Trust being treated as assets of the Holder and the Notes being treated as non-recourse debt of the Holder). The parties agree that, unless otherwise required by appropriate tax authorities or unless the Trust is disregarded as an entity separate from its sole Certificateholder for income and franchise tax purposes, the Owner Trustee will file or cause to be filed annual or other necessary returns, reports, and other forms consistent with the characterization of the Trust as a partnership for such tax purposes pursuant to Section 2.11(k). The parties agree that no election will be made to treat the Trust or the Owner Trust Estate as a real estate mortgage investment conduit as defined in Section 860D of the Code. Effective as of the date hereof, the Owner Trustee shall have all rights, powers, and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

     Section 2.7. Liability of the Holders.

     No Holder shall have any personal liability for any liability or obligation of the Trust. The Certificates shall be fully paid and non-assessable.

     Section 2.8. Title to Trust Property.

     (a) Subject to the Indenture, legal title to all of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee and/or a separate trustee, as the case may be.

     (b) The Certificateholders shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

     Section 2.9. Situs of Trust.

     The Trust will be located and administered in the State of Delaware. All accounts maintained at a bank by the Owner Trustee on behalf of the Trust shall be located in the States of Delaware, Minnesota, Maryland, California, West Virginia, or New York. The Trust shall not have any employees; provided however, nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, New York, Minnesota, Maryland, California, or West Virginia, and payments will be made by the Trust only from Delaware, New York, Minnesota, Maryland, California, or West Virginia. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Section 2.10. Representations and Warranties of the Depositor; Covenant of the Depositor.

     (a) The Depositor hereby represents and warrants to the Owner Trustee and the Note Insurer that:

          (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (ii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to transfer and assign the property to be transferred and assigned to and deposited with the Trust and the Depositor has duly authorized such transfer and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

          (iii) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement, or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule, or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (iv) There are no actions, suits, proceedings, or investigations pending or notice of which has been received in writing before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties:
     (x) asserting the invalidity of this Agreement, (y) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (z) seeking any determination or ruling that should reasonably be expected to materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or have a material adverse effect on the financial condition of the Depositor.

          (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order, or decree of any court or arbiter, or any order, regulation, or demand of any federal, state, or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (vi) The Depositor has no knowledge of any recent adverse financial condition or event with respect to itself that is likely to materially and adversely affect its ability to perform its obligations under this Agreement.

          (vii) The Depositor has not failed to obtain any consent, approval, authorization, or order of, and has not failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over the Depositor, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially and adversely affect, the legal and valid execution, delivery, and performance of this Agreement by the Depositor. No consent or approval of any other person or entity is necessary for the Depositor to perform its obligations hereunder or, if any such consent or approval is necessary, such consent or approval has previously been obtained.

          (viii) Assuming the accuracy of the representations and warranties of the Seller and City Capital in Sections 4(a)(7) and 5(a)(vii), respectively, of the Home Loan Sale Agreement, immediately prior to the transfer and assignment herein contemplated, either (x) the Depositor held good title to, and was the sole owner of, each Home Loan or (y) the Depositor had a valid security interest in each Home Loan, in each case free and clear of any liens, pledges, encumbrances or other security interests and immediately upon the transfer and assignment of the Home Loans herein contemplated, the Trust will acquire from the Depositor all of the Depositor's interest in the Home Loans free and clear of any lien, pledge, encumbrance or other security interest of any kind.

     (b) The representations and warranties of City National Bank of West Virginia with respect to the Home Loans set forth in Section 4 to the Home Loan Sale Agreement are hereby incorporated by reference in their entirety and are assigned to the Trust in lieu of any other representations and warranties of the Depositor in respect of the Home Loans. Nothing herein shall be deemed to limit in any respect either the representations and warranties of City National Bank of West Virginia or the rights and remedies assigned by the Depositor to the Trust against City National Bank of West Virginia on account of a breach thereof under the Home Loan Sale Agreement.

     (c) Except for the representations and warranties of the Depositor in
Section 2.10(a) hereof, the Depositor is transferring, selling and conveying the Home Loans, without recourse to the Depositor and without representations or warranties of any kind, express, or implied, by the Depositor, whether statutory or otherwise, including, without limitation, any warranties of transfer, merchantability, or fitness for a particular, or the Trust's intended, use, or purposes.

     (d) Each Certificateholder covenants with the Owner Trustee and the Note Insurer that during the continuance of this Agreement, and while it holds Certificates, it will comply in all respects with the provisions of its certificate of incorporation in effect from time to time.

     Section 2.11. Federal Income Tax Provisions.

     If the Trust is treated as a partnership (rather than disregarded as a separate entity) for federal income tax purposes pursuant to Section 2.6, the following provisions shall apply:

     (a) A separate capital account (a "Capital Account") shall be established and maintained for each Certificateholder in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv). No Certificateholder shall be entitled to interest on its Capital Account or any capital contribution made by such Holder to the Trust.

     (b) Upon termination of the Trust pursuant to Article IX, any amounts available for distribution to Holders shall be distributed to the Holders with positive Capital Account balances in accordance with such balances. For purposes of this Section 2.11(b), the Capital Account of each Holder shall be determined after all adjustments made in accordance with this Section 2.11 resulting from the Trust's operations and from all sales and dispositions of all or any part of the assets of the Trust. Any distributions pursuant to this
Section 2.11(b) shall be made by the end of the Taxable Year in which the termination occurs (or, if later, within 90 days after the date of the termination).

     (c) No Certificateholder shall be required to restore any deficit balance in its Capital Account. Furthermore, no Holder shall be liable for the return of the Capital Account of, or of any capital contribution made to the Trust by, another Holder.

     (d) Profit and loss of the Trust for each Taxable Year shall be allocated to the Certificateholders in accordance with their respective Percentage Interests.

     (e) Notwithstanding any provision to the contrary, (i) any expense of the Trust that is a "nonrecourse deduction" within the meaning of Treasury Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Holders' respective Percentage Interests, (ii) any expense of the Trust that is a "partner nonrecourse deduction" within the meaning of Treasury Regulations Section 1.704-2(i)(2) shall be allocated in accordance with Treasury Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Trust Minimum Gain within the meaning of Treasury Regulations Section 1.704-2(f)(1) for any Taxable Year, items of gain and income shall be allocated among the Holders in accordance with Treasury Regulations Section 1.704-2(f) and the ordering rules contained in Treasury Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Holder Nonrecourse Debt Minimum Gain within the meaning of Treasury Regulations Section 1.704-2(i)(4) for any Taxable Year, items of gain and income shall be allocated among the Holders in accordance with Treasury Regulations Section 1.704-2(i)(4) and the ordering rules contained in Treasury Regulations Section 1.704-2(j). A Holder's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Trust within the meaning of Treasury Regulations Section 1.752-3(a)(3) shall be such Holder's Percentage Interest.

     (f) If a Holder receives in any Taxable Year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a negative balance in such Holder's Capital Account that exceeds the sum of such Holder's shares of Trust Minimum Gain and Holder Nonrecourse Debt Minimum Gain, as determined in accordance with Treasury Regulations Sections 1.704-2(g) and 1.704-2(i), such Holder shall be allocated specially for such Taxable Year (and, if necessary, later Taxable Years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Treasury Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Holder in accordance with this Section 2.11(f), to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Holder in an amount necessary to offset the income or gain previously allocated to such Holder under this Section 2.11(f).

     (g) Loss shall not be allocated to a Holder to the extent that such allocation would cause a deficit in such Holder's Capital Account (after reduction to reflect the items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Holder's shares of Trust Minimum Gain and Holder Nonrecourse Debt Minimum Gain. Any loss in excess of that limitation shall be allocated to the other Holders in accordance with their respective Percentage Interests (to the extent permitted by this limitation). After the occurrence of an allocation of loss to a Holder in accordance with this Section 2.11(g), to the extent permitted by Treasury Regulations Section 1.704-1(b), profit shall be allocated to such Holder in an amount necessary to offset the loss previously allocated to such Holder under this Section 2.11(g).

     (h) If a Holder transfers any part or all of its Percentage Interest and the transferee is admitted as provided herein (a "Transferee Holder"), the distributive shares of the various items of profit and loss allocable among the Holders during such Taxable Year shall be allocated between the transferor and the Transferee Holder (at the election of the Holders (including the transferor, but excluding the Transferee Holder)) either (i) as if the Taxable Year had ended on the date of the transfer or (ii) based on the number of days of such Taxable Year that each was a Holder without regard to the results of Trust activities in the respective portions of such Taxable Year in which the transferor and Transferee Holder were Holders.

     (i) "Profit" and "loss" and any items of income, gain, expense or loss referred to in this Section 2.11 shall be determined in accordance with federal income tax accounting principles as modified by Treasury Regulations
Section 1.704-1(b)(2)(iv), except that profits and losses shall not include items of income, gain, and expense that are specially allocated pursuant to Sections 2.11(e), 2.11(f) or 2.11(g) hereof. All allocations of income, profits, gains, expenses, and losses (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 2.11, except as otherwise required by Section 704(c) of the Code and Section 1.704-1(b)(4) of the Treasury Regulations.

     (j) The taxable year of the Trust (the "Taxable Year") shall be the calendar year or such other taxable year as may be required by Section 706(b) of the Code.

     (k) At the Trust's expense, the Owner Trustee shall (i) prepare, or cause to be prepared, and file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065) as are required by applicable federal, state, and local law, (ii) cause such returns to be signed in the manner required by law, (iii) make such elections as may from time to time be required or appropriate under any applicable law so as to maintain the Trust's classification as a partnership for tax purposes, (iv) prepare and deliver, or cause to be prepared and delivered, to the Holders, no later than 75 days after the close of each Taxable Year, a Schedule K-1, a copy of the Trust's informational tax return (IRS Form 1065), and such other reports (collectively, the "Annual Tax Reports") setting forth in sufficient detail all such information and data with respect to the transactions effected by or involving the Trust during such Taxable Year as shall enable each Holder to prepare its federal, state, and local income tax returns in accordance with the laws then prevailing, and (v) collect, or cause to be collected, any withholding tax as described in Section 5.2(c) with respect to income or distributions to Certificateholders.

     (l) The Holders shall designate a Holder as the tax matters partner for the Trust within the meaning of Section 6231(a)(7) of the Code (the "Tax Matters Partner"), and shall notify the Indenture Trustee, the Manager (as defined in Section 5.2(d)) and the Owner Trustee in writing of the name and address of such Tax Matters Partner. The Tax Matters Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The Tax Matters Partner shall have the right to retain professional assistance in respect of any audit or controversy proceeding initiated with respect to the Trust by the Internal Revenue Service or any state or local taxing authority, and all expenses and fees incurred by the Tax Matters Partner on behalf of the Trust shall constitute expenses of the Trust. In the event the Tax Matters Partner receives notice of a final partnership adjustment under Section 6223(a)(2) of the Code, the Tax Matters Partner shall either (i) file a court petition for judicial review of such adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all other Holders on the date such petition is filed, or (ii) mail a written notice to all other Holders, within such period, that describes the Tax Matters Partner's reasons for determining not to file such a petition.

     (m) Except as otherwise provided in this Section 2.11, the Holders shall instruct the Owner Trustee as to whether to make any available election under the Code or any applicable state or local tax law on behalf of the Trust. Notwithstanding the foregoing, any Holder may request that the Owner Trustee make an election under section 754 of the Code; provided that the requesting Holder shall agree to bear the cost of preparing such election and any additional accounting expenses of the Trust incurred as a result of such election.

                                  ARTICLE III
                    CERTIFICATES AND TRANSFER OF INTERESTS

     Section 3.1.  Initial Ownership.

     Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

     Section 3.2. The Certificates.

     The Certificates shall be issued without a principal amount and shall evidence beneficial ownership interests in the Trust. The Certificates shall be printed, lithographed, or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

     A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.4.

     Section 3.3. Execution, Authentication and Delivery of Trust
Certificates.

     Concurrently with the initial transfer of the Home Loans to the Trust pursuant to Article XI hereof, the Owner Trustee shall cause the Certificates, representing 100% of the Percentage Interests of the Trust Interest, to be executed on behalf of the Trust, authenticated and delivered to the Transferor, as designee of the Depositor. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 3.4. Registration of Transfer and Exchange of Trust Certificates.

     The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates of a like Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of a like Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

     Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing. In addition, each Certificate presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Holder certifying as to the representations set forth in Section 3.10(a), (b), and (c). Each Certificate surrendered for registration of transfer or exchange shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Certificates for a period of 15 days preceding the Payment Date with respect to the Certificates.

     Section 3.5. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss, or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, and provided that the requirements of
Section 8-405 of the relevant Uniform Commercial Code have been met, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen Certificate, a new Certificate of like Percentage Interest. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

     Section 3.6. Persons Deemed Owners.

     Each person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 5.2 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

     Section 3.7. Access to List of Holders' Names and Addresses.

     The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Depositor and the Trust Paying Agent no later than ten days prior to each Payment Date, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates, together evidencing Percentage Interests totaling not less than 25%, apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar, or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 3.8. Maintenance of Office or Agency.

     The Owner Trustee shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates Wilmington Trust Company as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     Section 3.9. Appointment of Trust Paying Agent.

     The Owner Trustee hereby appoints Norwest Bank Minnesota, National Association, as Trust Paying Agent under this Agreement. The Trust Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report to the Owner Trustee on the Payment Date via facsimile transmission of a distribution statement the amounts of such distributions to the Certificateholders. The Trust Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. In the event that Norwest Bank Minnesota, National Association, shall no longer be the Trust Paying Agent hereunder, the Owner Trustee shall appoint a successor to act as Trust Paying Agent (which shall be a bank or trust company) acceptable to the Certificateholders and the Note Insurer. The Owner Trustee shall cause such successor Trust Paying Agent or any additional Trust Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Trust Paying Agent or additional Trust Paying Agent shall agree with the Owner Trustee that as Trust Paying Agent, such successor Trust Paying Agent or additional Trust Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. After one year from the date of receipt, the Trust Paying Agent shall promptly return all unclaimed funds to the Owner Trustee, and upon removal of a Trust Paying Agent, such Trust Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3(b), 7.4, 8.1, and 10.2 as to resignations, shall apply to the Trust Paying Agent to the same extent as if it were named therein and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Trust Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 3.10. Restrictions on Transfer of Certificates.

     (a) Each prospective purchaser and any subsequent transferee of a Certificate (each, a "Prospective Holder"), other than the Depositor and any affiliate, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

          (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Depositor and any affiliate).

          (ii) Such Person understands that the Certificates have not been and will not be registered under the Securities Act and may be offered, sold, pledged, or otherwise transferred only to a person whom the seller reasonably believes is (C) a qualified institutional buyer or (D) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

          (iii) Such Person understands that the Certificates bear a legend to the following effect:

          "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, CITY CAPITAL MARKETS CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS."

     (b) By its acceptance of a Certificate, each Prospective Holder agrees and acknowledges that no legal or beneficial interest in all or any portion of any Certificate may be transferred directly or indirectly to an entity that holds certificates of beneficial interest as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in Accounts of participating organizations (a "Book-Entry Nominee") and any such purported transfer shall be void and have no effect.

     (c) No transfer of this certificate or any beneficial interest therein shall be made to any person unless the Owner Trustee has received a certificate from the Transferee to the effect that such transferee (i) is not a person which is an employee benefit plan, trust, or account subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code or a governmental plan, defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "plan") and (ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity.

     (d) The Owner Trustee shall not execute, and shall not countersign and deliver, a Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee a certificate, substantially in the form attached as Exhibit C to this Agreement, signed by the transferee, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Certificates to Book-Entry Nominees, and an agreement by the transferee that it will not transfer a Certificate without providing to the Owner Trustee a certificate substantially in the form attached as Exhibit C to this Agreement.

     (e) The Certificates shall bear an additional legend referring to the restrictions contained in paragraphs (b) through (d) above.

     (f) Notwithstanding any of the foregoing, the Certificates shall not be transferable without the prior written consent of the Note Insurer.

     (g) Notwithstanding any of the foregoing, the Owner Trustee shall assure that (i) the Certificates are transferable only in Percentage Interests of 10% or more, (ii) no transfer of a Certificate shall be effected if, as a result of such transfer, the Certificates would be deemed to be held by more than 100 holders or beneficial owners within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii), (iii) the Certificates will not be listed or traded on any established securities exchange market within the meaning of Treasury Regulation Section 1.7704-1, and (iv) the Certificates are not held by any Non-U.S. Persons.

                                  ARTICLE IV
                           ACTIONS BY OWNER TRUSTEE

     Section 4.1. Prior Notice to Holders with Respect to Certain Matters.

     With respect to the following matters, the Owner Trustee shall not take action, and the Certificateholders shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Note Insurer in writing of the proposed action and neither the Certificateholders nor the
Note Insurer shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders and/or the
Note Insurer have withheld consent or the Certificateholders have provided alternative direction (any direction by the Certificateholders shall require the prior consent of the Note Insurer):

     (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Home Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Home Loans);

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     (c) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Holder or the Note Insurer is required;

     (d) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Holder or the Note Insurer is not required and such amendment materially adversely affects the interest of the Certificateholders;

     (e) the appointment pursuant to the Indenture of a successor Note Registrar, Trust Paying Agent, or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or Trust Paying Agent, or the consent to the assignment by the Note Registrar, Paying Agent, or Indenture Trustee or Certificate Registrar or Trust Paying Agent of its obligations under the Indenture or this Agreement, as applicable.

     (f) the consent to the calling or waiver of any default of any Basic Document;

     (g) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document;

     (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

     (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

     (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement or the Basic Documents;

     (k) do any act that conflicts with any other Basic Document;

     (l) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.3 hereof;

     (m) confess a judgment against the Trust;

     (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

     (o) cause the Trust to lend any funds to any entity; or

     (p) change the Trust's purpose and powers from those set forth in this Trust Agreement.

     In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses, and liabilities from its own funds, and the Trust shall not pay the indebtedness, operating expenses, and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor and City National Bank of West Virginia.

     The Owner Trustee shall not have the power, except upon the direction of the Certificateholders with the consent of the Note Insurer, and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or any similar official of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, and
(viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture and the Insurance Agreement remain in effect and no Note Insurer Default exists, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

     Section 4.2. Action by Holders with Respect to Bankruptcy.

     The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the consent and approval of the Note Insurer, the unanimous prior approval of all Certificateholders and the Note Insurer and the delivery to the Owner Trustee by each such Certificateholder of a certification that such Certificateholder reasonably believes that the Trust is insolvent.

     Section 4.3. Restrictions on Holders' Power.

     The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

     Section 4.4. Majority Control.

     Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing more than 50% of the Percentage Interest in the Trust Interest and such action shall be binding upon all Certificateholders. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing more than 50% of the Percentage Interest in the Trust Interest at the time of the delivery of such notice and such action shall be binding upon all Certificateholders.

                                   ARTICLE V
                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     Section 5.1.  Establishment of Certificate Distribution Account.

     The Owner Trustee shall cause the Trust Paying Agent, for the benefit of the Certificateholders, to establish and maintain with Norwest Bank Minnesota, National Association, for the benefit of the Owner Trustee one or more Accounts that while the Trust Paying Agent holds such Account shall be entitled "Certificate Distribution Account, Norwest Bank Minnesota, National Association, as Trust Paying Agent, in trust for the Holders of Certificates evidencing beneficial interests in City Capital Home Loan Trust 1999-1." Funds shall be deposited in the Certificate Distribution Account as required by the Indenture or, following satisfaction and release of the Indenture, by the Servicing Agreement.

     All of the right, title, and interest of the Owner Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Certificateholders, the Note Insurer, and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders and the Note Insurer.

     Section 5.2. Application of Trust Funds.

     (a) On each Payment Date, the Trust Paying Agent shall distribute to the Certificateholders, on the basis of their respective Percentage Interests, all amounts then on deposit in the Certificate Distribution Account.

     (b) On each Payment Date, the Trust Paying Agent shall send to Certificateholders the statement provided to the Owner Trustee by the Indenture Trustee pursuant to Section 2.08(d) of the Indenture with respect to such Payment Date. If the Trust Paying Agent is an entity other than the Indenture Trustee, the Owner Trustee shall provide a copy of such statement to the Trust Paying Agent to enable it to perform its duties under this Section 5.2(b).

     (c) In the event that any withholding tax is imposed under federal, state, or local law on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section. The Owner Trustee, and the Trust Paying Agent on its behalf, is hereby authorized and directed to retain in the Certificate Distribution Account from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Certificate Registrar will provide the Trust Paying Agent with a statement indicating the amount of any such withholding tax. The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority from the Certificate Distribution Account at the direction of the Owner Trustee or the Trust Paying Agent on its behalf. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a Certificateholder who is a Non-U.S. Person), the Trust Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee and the Trust Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     (d) Notwithstanding anything to the contrary herein, at any time after the Indenture is no longer in effect but while this Agreement remains in effect, the Trust Paying Agent shall be entitled to receive, from the cash flow on the Home Loans and prior to any payment to the Certificateholders on each Payment Date, a reasonable fee on each Payment Date not to exceed the Indenture Trustee Fee that would have been payable to the Indenture Trustee on such Payment Date if the Indenture was still in effect.

     Section 5.3. Method of Payment.

     Distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trust Paying Agent appropriate written instructions at least five Business Days prior to such Payment Date, or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

     Section 5.4. Segregation of Moneys; No Interest.

     Subject to Sections 5.1 and 5.2, moneys received by the Trust Paying Agent hereunder and deposited into the Certificate Distribution Account will be segregated and, if the Holders of more than 50% of the Certificates so direct, shall be invested in Permitted Investments maturing no later than one Business Day prior to the related Payment Date at the direction of such Certificateholders. The Trust Paying Agent shall not be liable for payment of any interest or losses in respect of such moneys. Investment gains shall be for the account of and paid to the Certificateholders.

                                  ARTICLE VI
                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

     Section 6.1.  General Authority.

     The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, the Certificates, and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition, the Owner Trustee is authorized and directed, on behalf of the Trust, to execute and deliver to the Authenticating Agent, the Issuer Request and the Issuer Order referred to in Section 2.11 of the Indenture, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's or the Depositor's execution thereof, directly to the Authenticating Agent to authenticate and deliver Notes in the aggregate principal amount of $238,236,000.00. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.

     Section 6.2. General Duties.

     It shall be the duty of the Owner Trustee:

     (a) To discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement; the Owner Trustee shall not be responsible for taking any action with respect to the Indenture or any other of the Basic Documents unless a Responsible Office of the Owner Trustee has actual knowledge of the facts which require such action or has received written notice of the need to take such action; the Owner Trustee shall not be responsible for any matter regarding the Investment Company Act of 1940, as amended (or any successor statute) or the rules or regulations thereunder; and

     (b) To obtain and preserve the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Home Loans, and each other instrument and agreement included in the Trust Estate.

     Section 6.3. Action upon Instruction.

     (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at anytime by written instruction of the Certificateholders pursuant to Article IV. Without limiting the generality of the foregoing, the Owner Trustee shall act as directed by the Certificateholders in connection with Note redemptions requested by the Certificateholders, and shall take all actions and deliver all documents that the Trust is required to take and deliver in accordance with Section 4.01 and Article X of the Indenture in order to effect any redemption requested by the Certificateholders.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders and the Note Insurer requesting instruction from the Certificateholders as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on Account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     Section 6.4. No Duties Except as Specified in this Agreement, the Basic Documents or Any Instructions.

     The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document, or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     Section 6.5. No Action Except Under Specified Documents or Instructions.

     The Owner Trustee shall not manage, control, use, sell, dispose of, or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents, and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

     Section 6.6. Restrictions.

     The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII
                         CONCERNING THE OWNER TRUSTEE

     Section 7.1.  Acceptance of Trusts and Duties.

     The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. There shall be no implied duties of the Owner Trustee under this Agreement or under the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

     (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificateholders;

     (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

     (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value, or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

     (f) the Owner Trustee shall not be liable for the default or misconduct of the Seller, the Depositor, the Indenture Trustee, the Master Servicer or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Servicer and the Master Servicer under the Servicing Agreement; and

     (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses, and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section 7.2. Furnishing of Documents.

     The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements, and any other instruments furnished to the Owner Trustee under the Basic Documents. On behalf of the Owner Trustee, the Depositor shall furnish to Noteholders promptly upon written request therefor, copies of the Servicing Agreement and the Indenture.

     Section 7.3. Representations and Warranties.

     (a) The Owner Trustee hereby represents and warrants to the Depositor for the benefit of the Certificateholders, that:

          (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

     (b) The Trust Paying Agent hereby represents and warrants to the Depositor and the Note Insurer for the benefit of the Certificateholders, that:

          (i) It is a banking association duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal law, governmental rule, or regulation governing the banking or trust powers of the Trust Paying Agent or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

     Section 7.4. Reliance; Advice of Counsel.

     (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon, including officers' certificates under the Indenture.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants, and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, Accountants, or other such persons and not contrary to this Agreement or any Basic Document.

     Section 7.5. Not Acting in Individual Capacity.

     Except as provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     Section 7.6. Owner Trustee Not Liable for Certificates or Home Loans.

     The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document, of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates and as specified in
Section 7.3), of the Notes, or of any Home Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, and enforceability of any Home Loan, or the perfection and priority of any security interest created by any Home Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Mortgaged Property, the existence and enforceability of any insurance thereon, the existence and contents of any Home Loan on any computer or other record thereof, the validity of the assignment of any Home Loan to the Trust or of any intervening assignment, the completeness of any Home Loan, the performance or enforcement of any Home Loan, the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Indenture Trustee, the Master Servicer or the Servicer or any subservicer taken in the name of the Owner Trustee.

     Section 7.7. Owner Trustee May Own Certificates and Notes.

     The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Indenture Trustee, the Master Servicer and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

     Section 7.8. Licenses.

     The Owner Trustee shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                 ARTICLE VIII
                         COMPENSATION OF OWNER TRUSTEE

     Section 8.1. Owner Trustee's Fees and Expenses.

     The Owner Trustee shall receive as compensation for its services hereunder an annual fee as agreed upon before the date hereof between the Indenture Trustee and the Owner Trustee. The Owner Trustee shall be entitled to be reimbursed by City National Bank of West Virginia for the Owner Trustee's other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts, and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. Such fees and expenses are as set forth in the fee agreement attached hereto as Exhibit D.

     Section 8.2. Indemnification.

     The Certificateholders shall be liable as obligor for, and shall indemnify the Owner Trustee and the Trust Paying Agent and their respective successors, assigns, agents, and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions, and suits, and any and all reasonable costs, expenses, and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate, or the action or inaction of the Owner Trustee or the Trust Paying Agent hereunder, except only that the Certificateholders shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the Trust Paying Agent or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Certificateholders will be entitled to participate therein, with counsel selected by such Holders and reasonably satisfactory to the Indemnified Parties, and after notice from Certificateholders to the Indemnified Parties of its election to assume the defense thereof, the Certificateholders shall not be liable to the Indemnified Party under this Section 8.2 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of such action; provided, however, that this sentence shall not be in effect if (1) the Certificateholders shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (2) the Certificateholders shall have authorized the employment of counsel for the Indemnified Party at the expense of the Certificateholders. If the Certificateholders assume the defense of any such proceeding, they shall be entitled to settle such proceeding without any liability being assessed against any Indemnified Party or, if such settlement provides for release of any such Indemnified Party without any liability being assessed against any Indemnified Party in connection with all matters relating to the proceeding which have been asserted against such Indemnified Party in such proceeding by the other parties to such settlement, without the consent of such Indemnified Party, but otherwise only with the consent of such Indemnified Party. Certificateholders shall be liable for this indemnification obligation pro rata, based upon their respective Percentage Interests.

     Section 8.3. Payments to the Owner Trustee.

     Any amounts paid to the Owner Trustee or the Trust Paying Agent pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                  ARTICLE IX
                        TERMINATION OF TRUST AGREEMENT

     Section 9.1. Termination of Trust Agreement.

     (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the final payment or other liquidation of the Home Loans and the disposition of all REO Properties and the remittance of all funds due hereunder with respect to such Home Loans and REO Properties or the disposition of the Home Loans and REO Properties at the direction of a majority of the Certificateholders, in either case after the satisfaction and discharge of the Indenture pursuant to
Section 4.01 of the Indenture; and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's). The bankruptcy, liquidation, dissolution, death, or incapacity of any Certificateholder or the Depositor shall not (x) operate to terminate this Agreement or the Trust, (y) entitle such Certificateholder's legal representatives or heirs to claim an Accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate, or (z) otherwise affect the rights, obligations, and liabilities of the parties hereto.

     (b) Except as provided in Section 9.1(a) above, none of the Depositor, the Servicer, the Note Insurer or any Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Owner Trustee for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders, the Note Insurer, the Rating Agencies and the Trust Paying Agent mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.1(a) above, which notice given by the Owner Trustee shall state (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee therein designated, (ii) the amount of any such final payment, and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Trust Paying Agent at the time such notice is given to Certificateholders. The Owner Trustee shall give notice to the Trust Paying Agent of each presentation and surrender of Certificates promptly, and the Trust Paying Agent shall promptly cause to be distributed to the related Certificateholders amounts distributable on such Payment Date pursuant to Section 5.2(a).

     (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3820 of the Business Trust Statute.

                                   ARTICLE X
            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     Section 10.1.  Eligibility Requirements for Owner Trustee.

     The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent that has) a rating of at least "Baa3" by Moody's and "A-1" by Standard & Poor's and being acceptable to the
Note Insurer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

     Section 10.2. Resignation or Removal of Owner Trustee.

     The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Indenture Trustee, and the Note Insurer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Owner Trustee (acceptable to the Note Insurer) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Note Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Certificateholders or the Servicer, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then the Note Insurer, or the Certificateholders or the Servicer with the consent of the Note Insurer, may remove the Owner Trustee. If the Certificateholders or the Servicer or the Note Insurer shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Note Insurer, or the Servicer with the consent of the Note Insurer, shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 receipt of written approval by the Note Insurer and payment of all fees and expenses owed to the outgoing Owner Trustee. The Servicer shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies, the Indenture Trustee, the Trust Paying Agent and the Note Insurer.

     Section 10.3. Successor Owner Trustee.

     Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge, and deliver to the Servicer, the Depositor, the Indenture Trustee, the Note Insurer, and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee (if acceptable to the Note Insurer), without any further act, deed, or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and moneys held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Trust Paying Agent, the Noteholders, the Note Insurer and the Rating Agencies. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor.

     Section 10.4. Merger or Consolidation of Owner Trustee.

     Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion, or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     Section 10.5. Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and acceptable to the Note Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights, and trusts as the Note Insurer and the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request, or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-trustees, as if given to each of them. Every instrument appointing any separate trustee or co-trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its Agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                  ARTICLE XI
                          CONTRIBUTION OF HOME LOANS

     Section 11.1.  Agreement to Contribute and Convey.

     The Issuer acknowledges that the net proceeds from the sale of the Notes ($237,954,381.22) will be paid to the Depositor or its designee, and the Issuer will issue the Certificates to the order of the Depositor or its designee, in consideration of the transfer of the Home Loans and the related rights, title, and interests thereunder and the rights of the Depositor pursuant to the Home Loan Sale Agreement (collectively, the "Consideration"). As and for the Consideration and subject to the terms and conditions set forth herein, the Depositor agrees to contribute and convey, and the Trust agrees to accept and acquire, all of the Depositor's right, title, and interest in and to the Home Loans identified on the schedule (the "Home Loan Schedule") annexed hereto as Exhibit E. The Home Loan Schedule will set forth as to each Home Loan the items specified in the definition of "Home Loan Schedule" in the Indenture.

     The aggregate of the principal balances of the Home Loans being contributed and conveyed pursuant to this Agreement as of the close of business on the Cut-off Date, after application of all payments of principal received in respect of such Home Loans before and on the Cut-off Date (the "Initial Pool Principal Balance"), is set forth on the Cross Receipt executed concurrently herewith in the form of Exhibit F attached hereto (the "Cross Receipt"). Simultaneously with and in consideration of the Depositor's contribution, transfer, sale and conveyance of the Home Loans to the Trust, the Trust shall cause the Notes to be issued and delivered to the Depositor or its designee and the Certificates to be issued to the order of the Depositor or its designee. The transfer and conveyance of the Home Loans shall take place on the Closing Date.

     Section 11.2. Conveyance of Home Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the Consideration and the delivery of the Home Loan File (as defined in the Home Loan Sale Agreement) for each Home Loan pursuant to subsection (c) below, the Depositor does hereby sell, contribute, assign, transfer, and otherwise convey to the Trust, without recourse, representation, or warranty (other than as expressly set forth in Section 2.10 (a) hereof), and the Trust does hereby accept, assume, and acquire, all of the Depositor's right, title, and interest in and to the Home Loans identified on the Home Loan Schedule, and the Trust hereby assumes and agrees to perform and be bound by each and all of the covenants, agreements, duties, and obligations of the Depositor arising under or relating to such Home Loans.

     (b) The Trust and its assignees shall be entitled to receive all payments of principal and interest received on or with respect to the Home Loans after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date and each of the rights of the Depositor pursuant to representations, warranties, and indemnities in favor of the Depositor contained in the Home Loan Sale Agreement.

     (c) In connection with its contribution and conveyance of the Home Loans pursuant to subsection (a) above, the terms of the Home Loan Sale Agreement govern the delivery of the Home Loan Files to the Custodian, on behalf of the Indenture Trustee, the Noteholders, and the Note Insurer, and the Depositor assigns all of its rights under the Home Loan Sale Agreement to the Trust.

     (d) In connection with its conveyance of the Home Loans pursuant to subsection (a) above, the Depositor shall deliver to the Trust or its designee in respect of such Home Loans, on or before the Closing Date, all amounts, if any, received on each Home Loan after the Cut-off Date held by or on behalf of the Depositor.

     (e) The Depositor shall, at any time upon the request of the Trust, without limiting the obligations of the Depositor under this Agreement, execute, acknowledge, and deliver all such additional documents and instruments and all such further assurances and will do or cause to be done all such further acts and things as may be proper or reasonably necessary to carry out the intent of this Agreement.

     Section 11.3. Assignment of Related Rights and Remedies.

     (a) Effective as of the Closing Date, subject only to delivery of the Home Loan File for each Home Loan pursuant to Section 11.2(c) hereof, the Depositor does hereby assign, transfer, and otherwise convey to the Trust, without recourse, representation, or warranty (other than as expressly set forth in Section 2.10(a) hereof), and the Trust does hereby accept, assume, and acquire, to be held jointly and severally with the Depositor, all of the Depositor's rights and remedies under the Home Loan Sale Agreement and the Trust hereby assumes and agrees to perform and be bound by each and all of the covenants and agreements of the Depositor arising under the Home Loan Sale Agreement relating to such rights and remedies and the exercise or enforcement thereof.

     (b) Simultaneously with the exercise of any rights and remedies or any notices given to City National Bank of West Virginia by the Trust under the Home Loan Sale Agreement, the Trust shall give the Depositor, the Transferor and the Note Insurer notice thereof, including, without limitation, copies of all notices given to City National Bank of West Virginia.

     (c) This Section 11.3 provides the sole remedies available to the Trust, its successors and assignees, respecting any breach (i) of representations and warranties with respect to the Home Loans to which reference is made in
Section 2.10(b) or (ii) on the part of the Depositor under Section 2.10 hereof.

     Section 11.4. Closing.

     The closing of the conveyance of the Home Loans (the "Closing") shall be held at the offices of Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219-4074 at 10:00 a.m., Eastern time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     (a) All terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with and the Depositor shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

     (b) The Trust shall have paid all costs and expenses payable by it to the Depositor or otherwise pursuant to this Agreement.

     Both parties shall use their best efforts to perform their respective obligations hereunder in a manner that will enable the Trust to acquire the Home Loans on the Closing Date. Notwithstanding the foregoing, satisfaction by the Depositor or Trust of its respective obligations under the foregoing provisions of this Section 11.4 shall not be conditions precedent to the obligation of the Depositor or Trust, respectively, to close the transactions contemplated by this Agreement.

     Section 11.5. Servicing.

     As of the Cut-off Date, the Home Loans will be serviced by City National Bank of West Virginia (in such capacity, the "Servicer") pursuant to the terms of the Servicing Agreement.

     Section 11.6. Grant of a Security Interest.

     It is the express intent of the parties hereto that the conveyance of the Home Loans by the Depositor to the Trust as provided in Section 11.2(a) hereof be, and be construed as, a complete and absolute transfer by the Depositor to the Trust of all of the Depositor's right, title, and interest in and to the Home Loans and not as a pledge of the Home Loans by the Depositor to the Trust to secure a debt or other obligation of the Depositor. However, if, notwithstanding the aforementioned intent of the parties, the Home Loans are held to be property of the Depositor, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Home Loans by the Depositor to the Trust to secure a debt or other obligation of the Depositor, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code; (ii) the conveyance provided for in Section 11.2(a) hereof shall be deemed to be a grant by the Depositor to the Trust of a security interest in all of the Depositor's right, title and interest in and to the Home Loans, and all amounts payable to the holder of the Home Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary, or involuntary, of the foregoing into cash, instruments, securities, or other property, including without limitation all such amounts, other than investment earnings from time to time held or invested pursuant to and in accordance with the provisions of the Servicing Agreement or the Indenture, as applicable, whether in the form of cash, instruments, securities, or other property; (iii) the subsequent pledge of the Home Loans by the Trust to the Indenture Trustee as contemplated by the preamble hereto shall be deemed to be an assignment of any security interest created hereunder; (iv) in the event that the Trust is disregarded as a separate entity from the Depositor in the event of insolvency of the Depositor, the Depositor also shall be deemed to have granted to the Indenture Trustee a security interest in all of the Depositor's right, title and interest in and to the Owner Trust Estate; (v) the possession by the Depositor or the Trust or any of their respective agents, including, without limitation, the Indenture Trustee or its agent, of the notes or other instruments evidencing the indebtedness of the obligors under the related Home Loans (the "Mortgage Notes") and such other items of property relating to the Home Loans as constitute instruments, money, negotiable documents, or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (vi) notifications to persons (other than the Indenture Trustee) holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts, or confirmations from, financial intermediaries, bailees, or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Depositor and the Trust shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Home Loans, or the Owner Trust Estate, as the case may be, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Indenture.

                                  ARTICLE XII
                                 MISCELLANEOUS

     Section 12.1.  Supplements and Amendments.

     This Agreement may be amended by the Depositor, the Trust Paying Agent, and the Owner Trustee, with the prior consent of the Note Insurer, and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided however, such action shall not adversely affect in any material respect the interests of any Noteholder or Certificateholder or the rights of the Note Insurer. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder if the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

     This Agreement may also be amended from time to time by the Depositor, the Trust Paying Agent, and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Note Insurer, the Holders (as defined in the Indenture) of Notes evidencing more than 50% of the Outstanding Amount of the Notes, the Holders of Certificates evidencing more than 50% of the Percentage Interests of the Trust Interest and if the party requesting such amendment satisfies the Rating Agency Condition with respect to such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided however, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders, the Certificateholders or the Note Insurer, or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and the Note Insurer, and in the case of clause (b) without the consent of the Holders of all the outstanding Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Note Insurer and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders, the Noteholders, or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties, or immunities under this Agreement or otherwise.

     Section 12.2. No Legal Title to Owner Trust Estate in Holders.

     The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an Accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     Section 12.3. Limitations on Rights of Others.

     The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Trust Paying Agent, and to the extent expressly provided herein, the Indenture Trustee, the Note Insurer, and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions, or provisions contained herein. Nothing in this section, however, shall alter or modify in any way, the fiduciary obligations of the Owner Trustee to the Certificateholders pursuant to this Agreement, and nothing in this section shall create any fiduciary obligation of the Owner Trustee to any Person, other than to the Certificateholders.

     Section 12.4. Notices.

     (a) Unless otherwise expressly specified or permitted by the terms hereof, all communications provided for or permitted hereunder shall be in writing and shall be deemed to have been given if (1) personally delivered,
(2) upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), (3) sent by express courier delivery service and received by the intended recipient, or (4) except with respect to notices sent to the Owner Trustee, transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties and confirmed by a writing delivered by any of the means described in (1), (2) or (3), at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office; (ii) if to the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: City Capital Home Loan Trust 1999-1, Telecopy No.: (203) 629-4640; (iii) if to the Note Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management-SF (City Capital Home Loan Trust 1999-1), Telecopy No.:
(914) 765-3810; (iv) if to the Trust Paying Agent, Norwest Bank Minnesota, National Association, 11000 Broken Land Parkway, Columbia, Maryland 21044,
Attention: City Capital Home Loan Trust 1999-1, Telecopy No.: (410) 884-2363 with a copy to Norwest Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069, Attention: City Capital Home Loan Trust 1999-1, Telecopy No.: (612) 667-9825; (v) if to City National Bank of West Virginia, to 25 Gatewater Road, Charleston, West Virginia 25313,
Attention: Michael D. Dean, Telecopy No.: (304) 769-1184 or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 12.5. Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 12.6. Separate Counterparts.

     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 12.7. Successors and Assigns.

     All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Note Insurer, the Owner Trustee, and its successors and each owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver, or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 12.8. No Petition.

     The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Certificates, the Notes, this Agreement, or any of the Basic Documents.

     Section 12.9. No Recourse.

     Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Servicer, the Depositor, the Owner Trustee, or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates, or the Basic Documents.

     Section 12.10. Headings.

     The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 12.11. GOVERNING LAW.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 12.12. Grant of Certificateholder Rights to Note Insurer.

     (a) In consideration for the issuance of the Certificates and for the guarantee of the Notes by the Note Insurer pursuant to the Insurance Policy, the holders of the Certificates hereby grant to the Note Insurer the right to act as the holder of 100% of the outstanding Certificates for the purpose of exercising the rights of the Certificateholders under this Agreement without the consent of the Certificateholders, including the voting rights of such holders hereunder, but excluding those rights requiring the consent of all such holders under Section 12.1 and any rights of such holders to distributions under Section 5.2(a); provided that the preceding grant of rights to the Note Insurer by the holders of the Trust Interest shall be subject to Section 12.14. Nothing in this section, however, shall alter or modify in any way, the fiduciary obligations of the Owner Trustee to the Certificateholders pursuant to this Agreement, and nothing in this section shall create any fiduciary obligation of the Owner Trustee to any Person, other than to the Certificateholders.

     (b) The rights of the Note Insurer to direct certain actions and consent to certain actions of the Certificateholders hereunder will terminate at such time as the Balance of the Notes has been reduced to zero and the Note Insurer has been reimbursed for any amounts owed under the Insurance Policy and the Insurance Agreement and the Note Insurer has no further obligation under the Insurance Policy.

     Section 12.13. Third Party Beneficiary.

     The Note Insurer is an intended third-party beneficiary of this Agreement, and this Agreement shall be binding upon and inure to the benefit of the Note Insurer; provided that, notwithstanding the foregoing, for so long as a Note Insurer Default is continuing with respect to its obligations under the Insurance Policy, the Noteholders shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Agreement. Nothing in this section, however, shall alter or modify in any way, the fiduciary obligations of the Owner Trustee to the Certificateholders pursuant to this Agreement, and nothing in this section shall create any fiduciary obligation of the Owner Trustee to any Person, other than to the Certificateholders.

     Section 12.14. Suspension and Termination of Note Insurer's Rights.

     During the continuation of a Note Insurer Default, rights granted or reserved to the Note Insurer hereunder shall vest instead in the holders of the Notes; provided that the Note Insurer shall be entitled to any distributions in reimbursement of any amounts due and owing the Note Insurer under the Insurance Agreement, and the Note Insurer shall retain those rights under Section 12.1 to consent to any amendment of this Agreement.

     At such time as either (i) the Note Balance of the Notes has been reduced to zero or (ii) the Insurance Policy has been terminated and in either case of
(i) or (ii) the Note Insurer has been reimbursed for all amounts owed under the Insurance Policy and the Insurance Agreement (and the Note Insurer no longer has any obligation under the Insurance Policy, except for breach thereof by the Note Insurer), then the rights and benefits granted or reserved to the Note Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Certificateholders shall be entitled to the exercise of such rights and to receive such benefits of the
Note Insurer following such termination to the extent that such rights and benefits are applicable to the Certificateholders.

     IN WITNESS WHEREOF, the parties hereto have caused this Deposit Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                      FINANCIAL ASSET SECURITIES CORP.,
                                      as Depositor



                                      By:
                                         --------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------


                                      WILMINGTON TRUST COMPANY,
                                      as Owner Trustee



                                      By:
                                         --------------------------------------
                                      Authorized Signatory


                                      CITY NATIONAL BANK OF WEST
                                      VIRGINIA, as Servicer



                                      By:
                                         --------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

     The Trust Paying Agent hereby acknowledges its appointment as Trust Paying Agent under this Agreement and agrees to act in such capacity as described herein.

                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, as Trust Paying Agent


                                      By:
                                         --------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                   EXHIBIT A
                        TO THE DEPOSIT TRUST AGREEMENT

                              FORM OF CERTIFICATE


                                  [Attached]

THE EQUITY INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS EQUITY INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, FINANCIAL ASSET SECURITIES CORP.) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS EQUITY INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND (C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE.

                      CITY CAPITAL HOME LOAN TRUST 1999-1

                                  CERTIFICATE



No. 0001





     THIS CERTIFIES THAT ______________________ (the "Owner") is the registered owner of a 100% Percentage Interest of the Trust Interest in City Capital Home Loan Trust 1999-1 (the "Trust") existing under the laws of the State of Delaware and created pursuant to that certain Deposit Trust Agreement, dated as of April 30, 1999 (the "Trust Agreement"), among Financial Asset Securities Corp., as Depositor, Wilmington Trust Company, in its individual capacity and in its fiduciary capacity as Owner Trustee under the Trust Agreement (the "Owner Trustee"), Norwest Bank Minnesota, National Association, as Trust Paying Agent, and City National Bank of West Virginia, as Servicer. Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Certificate by one of its duly authorized signatories as set forth below. This Certificate is one of the Certificates referred to in the Trust Agreement and is issued under and is subject to the terms, provisions, and conditions of the Trust Agreement to which the holder of this Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement for the rights of the holder of this Certificate, as well as for the terms and conditions of the Trust created by the Trust Agreement.

     The holder, by its acceptance hereof, agrees not to transfer this Certificate except in accordance with terms and provisions of the Agreement.

     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                  CITY CAPITAL HOME LOAN TRUST 1999-1

                                  By:  Wilmington Trust Company, not in its
                                       individual capacity but solely as
                                       Owner Trustee under the Trust Agreement


                                  By:
                                     -----------------------------------------
                                                 Authorized Signatory



DATED:  May __, 1999



                         CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.




                                             ---------------------------------
                                                  as Authenticating Agent



                                             By:
                                                ------------------------------
                                                    Authorized Signatory

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)

-------------------------------------------------------------------------------
the within Instrument, and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ Attorney to transfer said Instrument on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


----------------------------



                                         ____________________________________*/
                                                 Signature Guaranteed:



                                        _____________________________________*/

----------------------
*/ NOTICE:________The signature to this assignment must correspond with the name as it appears upon the face of the within Instrument in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                   EXHIBIT B
                        TO THE DEPOSIT TRUST AGREEMENT

                        FORM OF CERTIFICATE OF TRUST OF
                      CITY CAPITAL HOME LOAN TRUST 1999-1

     THIS CERTIFICATE OF TRUST OF CITY CAPITAL HOME LOAN TRUST 1999-1 (the "Trust"), dated as of May __, 1999, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.).

     1._______Name. The name of the business trust formed hereby is CITY CAPITAL HOME LOAN TRUST 1999-1.

     2._______Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company of Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890. Attention:
___________.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                      Wilmington Trust Company, not
                                      in its individual capacity
                                      but solely as Owner Trustee
                                      under a Deposit Trust Agreement, dated
                                      as of April 30, 1999


                                      By: _____________________________________

                                      Name: ___________________________________

                                      Title: __________________________________

                                   EXHIBIT C
                        TO THE DEPOSIT TRUST AGREEMENT

                        FORM OF TRANSFEREE CERTIFICATE



-----------, ----


Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

         Re:  City Capital Home Loan Trust 1999-1 (the "Issuer")
              Asset-Backed Notes, Series 1999-1

Ladies and Gentlemen:

     ___________________________________________________ (the "Holder") has
purchased or acquired, or intends to purchase or acquire from ______________, the current Holder (the "Current Holder"), a Certificate representing a ___% Percentage Interest (the "__% Certificate") in the Trust Interest for the referenced Issuer, which represents an interest in the Issuer created pursuant to that certain Deposit Trust Agreement, dated as of April 30, 1999 (the "Trust Agreement"), among Financial Asset Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee, Norwest Bank Minnesota, National Association, as Trust Paying Agent, and City National Bank of West Virginia, as Servicer. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement.

CERTIFICATION

     The undersigned, as an authorized officer or agent of the Holder, hereby certifies, represents, warrants, and agrees on behalf of the Holder as follows:

     1. The Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and is authorized to invest in the __% Certificate. The person executing this letter on behalf of the Holder is duly authorized to do so on behalf of the Holder.

     2. The Holder hereby acknowledges that no transfer of the __% Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or is made in accordance with the Securities Act and such laws.

     3. The Holder understands that the __% Certificate has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the transferor reasonably believes is (A) a qualified institutional buyer (as defined in Rule 144A under the Securities Act) or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States. The Holder understands that the __% Certificate bears a legend to the foregoing effect.

     4. The Holder is acquiring the __% Certificate for its own account or for accounts for which it exercises sole investment discretion, and not with a view to or for sale or other transfer in connection with any distribution of the __% Certificate in any manner that would violate Section 5 of the Securities Act or any applicable state securities laws, subject nevertheless to any requirement of law that the disposition of the Holder's property shall at all times be and remain within its control.

     5. The Holder is (A) a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the Securities Act, and is aware that the transferor of the __% Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such __% Certificate for its own Account or for the Account of one or more qualified institutional buyers for whom it is authorized to act, or
(B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Transferor). The Holder is able to bear the economic risks of such an investment. The Holder is a QIB because [STATE FACTUAL BASIS FOR QIB STATUS]

     6. If the Holder sells or otherwise transfers the registered ownership of such __% Certificate, the Holder will comply with the restrictions and requirements with respect to the transfer of the ownership of the __% Certificate under the Trust Agreement, and the Holder will obtain from any subsequent purchaser or transferee substantially the same certifications, representations, warranties and covenants as required under the Trust Agreement in connection with such subsequent sale or transfer thereof.

     7. The Holder is not an entity that will hold a __% Certificate as nominee (a "Book Entry Nominee") to facilitate the clearance and settlement of such security through electronic book-entry changes in Accounts or participating organizations.

     8. The Holder (i) is not a person which is an employee benefit plan, trust or account subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code or a governmental plan, defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "plan") and (ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity and is not directly or indirectly purchasing such __% Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

     9. The Holder hereby agrees to indemnify each of the Issuer, the Indenture Trustee and the Owner Trustee against any liability that may result if the Holder's transfer of a __% Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Issuer, the Owner Trustee shall survive the termination of the related Trust Agreement.

     IN WITNESS WHEREOF, the Holder has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its duly authorized signatory this ___ day of _________, 199_.


                                                  [NAME OF HOLDER]
                                      -----------------------------------------



                                      By: _____________________________________

                                      Name: ___________________________________

                                      Title: __________________________________

                                   EXHIBIT D

                      FEES AND EXPENSES OF OWNER TRUSTEE

                                   ATTACHED

                                   EXHIBIT E
                        TO THE DEPOSIT TRUST AGREEMENT

                              HOME LOAN SCHEDULE

                     [See Schedule I to Indenture Tab 10]

                                   EXHIBIT F
                        TO THE DEPOSIT TRUST AGREEMENT

                             FORM OF CROSS RECEIPT


                                  [Attached]

                      CITY CAPITAL HOME LOAN TRUST 1999-1
                       ASSET-BACKED NOTES, SERIES 1999-1

          Cross Receipt Between City Capital Markets Corporation and
  City Capital Home Loan Trust 1999-1 Acknowledging Receipt of Mortgage Notes

     Reference is made to that certain Deposit Trust Agreement, dated as of April 30, 1999 (the "Trust Agreement"), among Financial Asset Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee, Norwest Bank Minnesota, National Association, as Trust Paying Agent, and City National Bank of West Virginia, as Servicer. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Trust Agreement.

     The Trust hereby acknowledges receipt from the Depositor of the Mortgage Notes relating to the Home Loans identified on the Home Loan Schedule annexed as Exhibit E to the Trust Agreement (the "Home Loans"). The Home Loans have an Initial Pool Balance of $261,509,912.02.

                                    CITY CAPITAL HOME LOAN TRUST 1999-1

                                    By:  Wilmington Trust Company, not in
                                    its individual capacity but solely as
                                    Owner Trustee of the Trust


                                    By:
                                       ---------------------------------------
                                               Authorized Signatory

     The Depositor hereby acknowledges that it has instructed the Underwriter to deliver to the Transferor $237, 954,381.22, in immediately available funds, representing the aggregate net proceeds from the sale of the Notes delivered to the Underwriter pursuant to the Underwriting Agreement, as part of the Consideration for the contribution of the Home Loans by the Depositor to the Trust as specified in the Trust Agreement. The Depositor instructs the Owner Trustee to deliver a Certificate representing a 100% beneficial interest in the Trust to City Capital Markets Corporation, as designee of the Depositor.

                                    FINANCIAL ASSET SECURITIES CORP.


                                    By:
                                       ---------------------------------------
                                          Name:
                                          Title:


Dated: May __, 1999